                                                            EXHIBIT 10.17 (iii)

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of February 14, 2001 (this "Amendment"), is among DIEBOLD, INCORPORATED, an Ohio corporation (the "COMPANY"), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the "BORROWERS"), the lenders set forth on the signature pages hereof (the "LENDERS"), and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "AGENT").


                                    RECITALS

         A. The Borrowers, the Lenders party thereto and the Agent are parties to a Loan Agreement dated December 1, 1999, as amended (the "LOAN AGREEMENT").


         B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.


                                      TERMS


                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

         ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in
Article III hereof, the Loan Agreement and the other Loan Documents shall be amended as follows:

         1.1 Section 1.1 is amended as follows:

         (a) Each of the definitions of "AGGREGATE EURO REVOLVING CREDIT OUTSTANDINGS", "AGGREGATE U.S. REVOLVING CREDIT OUTSTANDINGS", "MULTICURRENCY LOANS", "PRO RATA SHARE" and "SWING LOANS" are restated as follows:

                  "AGGREGATE EURO REVOLVING CREDIT OUTSTANDINGS" means as at any date of determination with respect to any Euro Revolving Credit Lender, the sum of the aggregate unpaid principal amount of such Lender's Euro Revolving Credit Loans on such date and the amount of such Lender's Pro Rata Share of the Euro Facility Letter of Credit Obligations and Euro Swing Loans on such date, both stated in Euro based on the Euro Equivalent Amount.

                  "AGGREGATE U.S. REVOLVING CREDIT OUTSTANDINGS" means as at any date of determination with respect to any Revolving Credit Lender, the sum of the aggregate unpaid principal amount of such Lender's U.S. Revolving Credit Loans on such date and the amount of such Lender's Pro Rata Share of the U.S. Facility Letter of Credit Obligations and U.S. Swing Loans on such date, both stated in U.S. Dollars.

                  "MULTICURRENCY LOANS" means, Euro Loans and any Swing Loans denominated in currencies other than U.S. Dollars.

                  "PRO RATA SHARE" means, for each Lender, the ratio of such Lender's Commitment (calculated using the U.S. Dollar Equivalent thereof) to the Aggregate Commitment (calculated using the U.S. Dollar Equivalent thereof), PROVIDED that (a) with respect to U.S. Revolving Credit Loans, U.S. Facility Letters of Credit, U.S. Swing Loans and facility fees with respect to the U.S. Revolving Credit Commitment, Pro Rata Share means, for each Lender, the ratio such Lender's U.S. Revolving Credit Commitment bears to the Aggregate U.S. Revolving Credit Commitments, (b) with respect to Euro Revolving Credit Loans, Euro Facility Letters of Credit, Euro Swing Loans and facility fees with respect to the Euro Revolving Credit Commitment, Pro Rata Share means, for each Lender, the ratio such Lender's Euro Revolving Credit Commitment bears to the Aggregate Euro Revolving Credit Commitments,
         (c) with respect to the U.S. Term Loan, Pro Rata Share means, for each Lender, the ratio such Lender's U.S. Term Loan Commitment bears to the Aggregate U.S. Term Loan Commitment, and (d) with respect to the Euro Term Loan, Pro Rata Share means, for each Lender, the ratio such Lender's Euro Term Loan Commitment bears to the Aggregate Euro Term Loan Commitment. If at any time the Commitments have been terminated, the amount of any Commitment for the purposes of this definition of "Pro Rata Share" only shall be deemed equal to the amount of such Commitment immediately prior to its termination.

                  "Swing Loans" means U.S. Swing Loans and Euro Swing Loans.

         (b) The definitions of "FACILITY TERMINATION DATE" and "Maturity Date" are restated as follows:

                  "FACILITY TERMINATION DATE" means the earlier to occur of (a) February 13, 2002 or (b) the date on which the Revolving Credit Commitments are terminated pursuant to Article VIII.

                  "MATURITY DATE" means the earlier to occur of (a) the date two years after the Facility Termination Date or (b) the date on which the maturity of the Term Loans is accelerated pursuant to Article VIII.

         (c) The definition of "Loan" is amended by deleting the reference therein to "Agent" and inserting "Swing Lender" in place thereof.

         (d) The following definitions are added to Section 1.1 in appropriate alphabetical order:

                  "EURO SWING LOAN" is defined in Section 2.16.

                  "SECOND AMENDMENT" shall mean the Second Amendment to this Agreement dated February 14, 2001 among the Borrowers, the Lenders and the Agent.

                  "SECOND AMENDMENT EFFECTIVE DATE" shall mean the date as of which the Second Amendment is effective.

                  "SWING LENDER" means Bank One, together with its Lending Installations.

                  "U.S. SWING LOAN" is defined in Section 2.16.

                  "TOTAL NET DEBT" means, at any time, Total Debt minus all cash and Cash Equivalents with maturities of less than one year of the Company and its Subsidiaries calculated on a consolidated basis, as calculated in accordance with Agreement Accounting Principles.

                  "TOTAL NET DEBT TO CAPITALIZATION RATIO" means the ratio of Total Net Debt to the sum of (a) Total Net Debt plus (b) Net Worth, as calculated in accordance with Agreement Accounting Principles.

         (e) The definition of "TOTAL DEBT" is amended by adding the following to the end thereof: "and Indebtedness consisting of avals by any of the Company's Brazilian Subsidiaries for the benefit of, and with respect to obligations of, any of the Company's other Brazilian Subsidiaries and which are entered into in the ordinary course of business and consistent with past practices in Brazil shall not be considered part of Total Debt."

         (f) The definitions of "YEAR 2000 ISSUES", "YEAR 2000 PROGRAM" and "TOTAL DEBT TO CAPITALIZATION RATIO" are deleted.


         1.2 Section 2.6.3 is deleted in its entirety and the following shall be inserted in place thereof:

                  2.6.3 (i) If the Aggregate Euro Revolving Credit Outstandings exceed the Aggregate Euro Revolving Credit Commitments at any time the Foreign Subsidiary Borrowers shall promptly prepay the Aggregate Euro Revolving Credit Outstandings or cash collateralize Facility Letters of Credit in the amount of such excess and (ii) if the Aggregate U.S. Revolving Credit Outstandings exceed the Aggregate U.S. Revolving Credit Commitments at any time the Company shall promptly prepay the Aggregate U.S. Revolving Credit Outstandings or cash collateralize Facility Letters of Credit in the amount of such excess.

         1.3 Section 2.16 is restated as follows:

         Section 2.16. SWING LOANS.


                  (a) MAKING OF SWING LOANS. The Swing Lender may elect in its sole discretion to make Swing Loans to any Borrower solely for the Swing Lender's own account, from time to time prior to the Facility Termination Date up to an aggregate principal amount at any one time outstanding not to exceed (i) in the case of Swing Loans to any Borrower under the U.S. Revolving Credit Commitment, the lesser of (A) $20,000,000 or the Dollar Equivalent Amount thereof and (B) the unused amount of the Aggregate U.S. Revolving Credit Commitments ("U.S. SWING LOANS"), and (ii) in the case of Swing Loans to any Borrower under the Euro Revolving Credit Commitment, the lesser of (A) EUR10,000,000 or the Equivalent Amount thereof and (B) the unused amount of the Aggregate Euro Revolving Credit Commitments ("EURO SWING LOANS"). The Swing Lender may make Swing Loans (subject to the conditions precedent set forth in Article IV), PROVIDED that the Swing Lender has received a request in writing or via telephone from an Authorized Officer of such Borrower for funding of a Swing Loan no later than such time required by the Swing Lender, on the Business Day on which such Swing Loan is requested to be made. The Swing Lender shall not make any Swing Loan in the period commencing one Business Day after the Swing Lender becomes aware that one or more of the conditions precedent contained in Section
         4.2 are not satisfied and ending upon the satisfaction or waiver of such condition(s). Swing Loans may be made by the Swing Lender in any freely traded currency requested by such Borrower and agreed to by the Swing Lender. The Swing Lender agrees with the Borrowers that all Swing Loans denominated in Australian Dollars will be funded out of the Swing Lender's Lending Installation in Australia unless the Swing Lender provides prior notice to the Borrowers, in which case the Borrower requesting such Loan may withdraw its request for such Swing Loan. Each outstanding Swing Loan shall be payable on the Business Day following demand therefor, with interest at such rate as the Swing Lender and such Borrower shall agree, and shall be subject to all the terms and conditions applicable to Loans, except that all interest thereon shall be payable to the Swing Lender solely for its own account. Notwithstanding provisions to the contrary in this Agreement, each U.S. Lender acknowledges and agrees that U.S. Swing Loans may be made under the U.S. Revolving Credit Commitment to Foreign Subsidiary Borrowers, each Euro Lender acknowledges and agrees that Euro Swing Loans may be made under the Euro Revolving Credit Commitment to the Company and Domestic Subsidiary Borrowers and each Borrower acknowledges and agrees that the availablity under Section 2.1.1 and 2.1.2 may also be blocked by the Agent in an amount equal to the approximate anticipated Swing Loan usage reasonably determined by the Agent with the consent of the Company.

                  (b) SWING LOAN BORROWING REQUESTS. Each Borrower agrees to deliver promptly to the Swing Lender a written confirmation of each telephonic notice for Swing Loans signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Swing Lender, the records of the Swing Lender shall govern, absent manifest error.

                  (c) REPAYMENT OF SWING LOANS. At any time after making a Swing Loan, the Swing Lender may request the recipient Borrower to, and upon request by the Swing Lender the recipient Borrower shall, promptly request an Advance from all U.S. Revolving Credit Lenders, with respect to any U.S. Swing Loan, and all Euro Revolving Credit Lenders, with respect to any Euro Swing Loan, and apply the proceeds of such Advance to the repayment of such Swing Loan not later than the Business Day following the Swing

         Lender's request. Notwithstanding the foregoing, upon the earlier to occur of (a) three Business Days after demand is made by the Swing Lender, and (b) the Facility Termination Date, the Borrower agrees that each U.S. Swing Loan outstanding in any currency other than Dollars shall be immediately and automatically converted to and redenominated in Dollars equal to the Dollar Equivalent Amount of each such U.S. Swing Loan determined as of the date of such conversion and each Euro Swing Loan outstanding in any currency other than Euros shall be immediately and automatically converted to and redenominated in Euros equal to the Euro Equivalent Amount of each such Euro Swing Loan determined as of the date of such conversion, and each U.S. Revolving Credit Lender, in the case of any U.S. Swing Loan, and each Euro Revolving Credit Lender, in the case of any Euro Swing Loan (other than, in each case, the Swing Lender), shall irrevocably and unconditionally purchase from the Swing Lender, without recourse or warranty, an undivided interest and participation in such Swing Loan in an amount equal to such Lender's Pro Rata Share of the Swing Loan and promptly pay such amount to such Swing Lender in immediately available funds (or, in the case of participations in Swing Loans denominated in an Available Foreign Currency, same day funds). Such payment shall be made by the other Lenders whether or not a Default is then continuing or any other condition precedent set forth in Section 4.2 is then met and whether or not such Borrower has then requested an Advance in such amount. If any Lender fails to make available to such requesting Swing Lender any amounts due to the Swing Lender from such Lender pursuant to this Section, the Swing Lender shall be entitled to recover such amount, together with interest thereon at the Federal Funds Effective Rate or such other local cost of funds rate determined by the Swing Lender with respect to any Swing Loan denominated in any Available Foreign Currency for the first three Business Days after such Lender receives notice of such required purchase and thereafter, at the rate applicable to such Loan, payable (i) on demand, (ii) by setoff against any payments made to the Swing Lender for the account of such Lender or
         (iii) by payment to the Swing Lender by the Agent of amounts otherwise payable to such Lender under this Agreement. The failure of any Lender to make available to such Swing Lender its Pro Rata Share of any unpaid Swing Loan shall not relieve any other Lender of its obligation hereunder to make available to the Swing Lender its Pro Rata Share of any unpaid Swing Loan on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Swing Lender its Pro Rata Share of any unpaid Swing Loan.

         1.4 Section 5.23 is deleted.

         1.5 The parenthetical in Section 6.3 is deleted.

         1.6 Section 6.11(iii) is restated as follows: "(iii) Investments in existence on December 31, 2000."

         1.7 Section 6.12(vii) is restated as follows: "(vii) Liens not otherwise permitted by the foregoing provisions of this Section 6.12, provided that the aggregate outstanding amount secured by all such Liens shall not at any time exceed 10% of Tangible Net Worth."

         1.8 Section 6.13 is restated to read as follows: "[Intentionally deleted]".

         1.9 Section 6.15 is amended by restating clause (ii) thereof as follows: "(ii) Indebtedness outstanding on the date of this Agreement, but no increase in the principal amount thereof, and Indebtedness consisting of avals by any of the Company's Brazilian Subsidiaries for the benefit of, and with respect to obligations of, any of the Company's other Brazilian

Subsidiaries and which are entered into in the ordinary course of business and consistent with past practices in Brazil."

         1.10 Section 6.18 is restated as follows:

                  6.18 TOTAL NET DEBT TO CAPITALIZATION RATIO. The Company shall not permit its Total Net Debt to Capitalization Ratio to exceed 50%.

         1.11 (a) The Pricing Schedule attached as Exhibit A to the Loan Agreement is replaced with the Pricing Schedule attached as Exhibit A hereto, and (b) Schedule 1.1(a) attached to the Loan Agreement is replaced with Schedule 1.1(a) attached hereto. All outstandings under the Loan Agreement shall be re-allocated among Lenders on the Second Amendment Effective Date to give effect to the new Commitment levels established hereunder, and the Agent and the Lenders shall make all appropriate adjustments among themselves.

         1.12 Firstar Bank, HSBC Bank USA and Bank of Ireland (the "NEW LENDERS") are each hereby added as a Lender to the Loan Agreement and each shall for all purposes be a Lender party to the Loan Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Agreement and the other Loan Documents to the same extent as if it were an original party hereto. Each New Lender hereby assumes an interest in and to all of the rights and obligations of a Lender under the Loan Agreement and the other Loan Documents as of the date hereof with Commitments equal to the amount set forth on Schedule 1.1(a) hereto. Neither the Agent nor any of the Lenders: (a) makes any representation or warranty to the New Lenders and assumes no responsibility to the New Lenders with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; or (b) makes any representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any of its Subsidiaries or the performance or observance by any Borrower or Guarantor of any of its obligations under the Loan Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto. Each New Lender:
(i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of all financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and the other Loan Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Lender and (v) makes all representations and warranties of an assignee/purchaser under the Notice of Assignment and Assignment forms attached to the Loan Agreement. Each New Lender's address for notices is as set forth below its signature on this Amendment.

         ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

         2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


         ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

         3.1 The Borrowers, the Lenders, the Swing Lender and the Agent shall have signed this Amendment.

         3.2 The Guarantors shall have signed the consent and agreement to this Amendment.

         3.3 The Borrowers shall have paid such amendment fees to the Agent for the benefit of the Lenders in such amounts as separately agreed upon.


         ARTICLE IV. MISCELLANEOUS.

         4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

         4.2 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                     DIEBOLD, INCORPORATED


                                     By: /s/ Gregory T. Geswein

                                     Title: Senior Vice President and CFO


                                     DIEBOLD INTERNATIONAL LIMITED


                                     By: /s/ Timothy J. McDannold

                                     Title: Designated Financial Officer


                                     DIEBOLD SELF-SERVICE SOLUTIONS S.a.r.l.,
                                     GRANGES-PACCOT


                                     By: /s/ Timothy J. McDannold

                                     Title: Designated Financial Officer


                                     DIEBOLD AUSTRALIA PTY LTD


                                     By: /s/ Timothy J. McDannold

                                     Title: Designated Financial Officer

                                     BANK ONE, MICHIGAN, as Agent, Swing Lender,
                                     Issuer and  Lender


                                     By: /s/ Gary C. Wilson

                                     Title: Senior Vice President


                                     KEYBANK NATIONAL ASSOCIATION


                                     By: /s/ Marianne T. Meil

                                     Title: Vice President


                                     NATIONAL CITY BANK


                                     By: /s/ Terri L. Cable

                                     Title: Senior Vice President



                                     ABN AMRO BANK N.V.


                                     By: /s/ Mary L. Honda

                                     Title: Group Vice President


                                     By: /s/ John L. Church

                                     Title: Senior Vice President


                                     BANK OF AMERICA, N.A.


                                     By: /s/ Raju Patel

                                     Title: Principal

                                     THE CHASE MANHATTAN BANK


                                     By: /s/ Henry W. Centa

                                     Title: Vice President



                                     THE BANK OF NEW YORK


                                     By: /s/ Kenneth R. McDonnell

                                     Title: Assistant Vice President


                                     FIRSTAR BANK


                                     By: /s/ David Dannemiller

                                     Title: Vice President

                                              1350 Euclid Avenue, Eighth Floor
                                              Cleveland, Ohio 44115

                                              Attention:  David Dannemiller
                                              Phone:  216-623-9233
                                              Fax:  216-623-9208


                                     HSBC BANK USA


                                     By: /s/ Christopher M. Samms

                                     Title: Vice President


                                              200 South Wacker Drive, Suite 770
                                              Chicago, Illinois 60606

                                              Attention:  Chris Samms
                                              Phone:  312-575-1314
                                              Fax:  312-575-1331

                                     BANK OF IRELAND



                                     By: /s/ Louise Molloy    /s/ Padraig Rushe

                                     Title: Authorised Signatories


                                              LaTouche House, Int'l Financial
                                              Services
                                              Custom House Docks
                                              Dublin, Ireland 1

                                              Attention:  John Goggin
                                              Phone:  011-35-31-609-3482
                                              Fax:  011-35-31-670-1079

                              CONSENT AND AGREEMENT

         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

         (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and

         (c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                                         DIEBOLD INVESTMENT COMPANY


                                         By: /s/ Margaret Pulgini

                                             Title: Vice President/Treasurer


                                         DIEBOLD FINANCE COMPANY, INC.


                                         By: /s/ Margaret Pulgini

                                             Title: Vice President/Treasurer


                                         DIEBOLD CREDIT CORPORATION


                                         By: /s/ Charee Francis-Vogelsang

                                             Title: Vice President and Secretary


                                         DIEBOLD SST HOLDING COMPANY, INC.


                                         By: /s/ Charee Francis-Vogelsang

                                             Title: Vice President and Secretary

                                         DIEBOLD SELF-SERVICE SYSTEMS


                                         By: /s/ Charee Francis-Vogelsang

                                                  Title: Secretary


                                         DIEBOLD HOLDING COMPANY, INC.


                                         By: /s/ Charee Francis-Vogelsang

                                                  Title:  Assistant Secretary


                                         DIEBOLD MEXICO HOLDING COMPANY, INC.


                                         By: /s/ Charee Francis-Vogelsang

                                                  Title:  Secretary



                                         DIEBOLD LATIN AMERICA HOLDING COMPANY,
                                         INC.


                                         By: /s/ Charee Francis-Vogelsang

                                                  Title:  Secretary

                                    EXHIBIT A

                                PRICING SCHEDULE


         The Applicable Margin for Floating Rate Loans, Eurodollar Loans and Multicurrency Loans, the Facility Fee payable pursuant to Section 2.5 and the Letter of Credit Fee payable pursuant to Section 2.15.6 shall, subject to the last sentence of this Exhibit A, be determined in accordance with the Pricing Matrix set forth below based on the Company's Total Net Debt to Capitalization Ratio in effect from time to time.


Pricing Matrix (in basis points)

-------------------------------------------------------------------------------------------
Level       Total Net Debt to   Facility Fee     Floating Rate    Applicable Eurodollar/
             Capitalization                      Margin for       Eurocurrency Margin for
                  Ratio                          Revolving        Revolving Credit Loans,
                                                 Credit Loans     Multicurrency Loans and
                                                                  Letter of Credit Fees
-------------------------------------------------------------------------------------------
I          Less than 25%        8.0 b.p.         0.0 b.p.         32.0 b.p.
-------------------------------------------------------------------------------------------
II         Greater than 25%     10.0 b.p.        0.0 b.p.         40.0 b.p
           but less than 35%
-------------------------------------------------------------------------------------------
III        Greater tahn 35%     15.0 b.p.        0.0 b.p.         50.0 b.p.
           but less than 45%
-------------------------------------------------------------------------------------------
IV         Greater than 45%     20.0 b.p.        0.0 b.p.         70.0 b.p.
-------------------------------------------------------------------------------------------


         If the Aggregate Total Outstandings of all Lenders equals or exceeds 33% of the Aggregate Commitments of all Lenders, the Eurodollar, Eurocurrency and Letter of Credit Fee Applicable Margin will increase by 10 basis points at every level on the Pricing Matrix.

         Such Applicable Margin shall be determined in accordance with the foregoing Pricing Matrix based on the Company's level as reflected in the most recent financial statements of the Company delivered pursuant to Section 6.1(i) and (ii) of the Loan Agreement. Adjustments, if any, to the Applicable Margin shall be effective 50 days after the end of each of the first three fiscal quarters of each fiscal year of he Company and 95 days after the end of each fiscal year of the Company, commencing with the first such day after the Effective Date. If the Borrower fails to deliver the financials statements required pursuant to Section 6.1(i) or (ii) at the time required or any other Default has occurred and is continuing, then the Applicable Margin shall be the highest Applicable Margin set forth in the foregoing Pricing Matrix until such Default is cured or waived under the Agreement. Notwithstanding the foregoing, the Applicable Margin for the period from and including the Second Amendment Effective Date until it shall be adjusted for the first time after the Second Amendment Effective Date shall be the Level II Applicable Margin described above.

                                 SCHEDULE 1.1(a)

                                   COMMITMENTS

                                        TITLE                  U.S. DOLLARS             EUROS
                                        -----                  ------------             -----
Bank One, Michigan                Administrative Agent         38,333,335.00         24,350,875.00
                                                                   (17.04 %)              (19.48%)

Key Bank National Association     Syndication Agent            32,000,000.00         16,000,000.00
                                                                    (14.22%)              (12.80%)
National City Bank                Documentation Agent          29,333,333.00         15,666,667.00
                                                                    (13.04%)              (12.53%)

The Chase Manhattan Bank                                       21,333,333.00         10,666,667.00
                                                                     (9.48%)               (8.53%)

The Bank of New York                                           21,333,333.00         10,666,667.00
                                                                     (9.48%)               (8.53%)

ABN Amro Bank, N.V.                                            21,333,333.00         10,666,667.00
                                                                     (9.48%)               (8.53%)

Bank of America, N.A.                                          21,333,333.00         10,666,667.00
                                                                     (9.48%)               (8.53%)

Firstar Bank                                                   25,000,000.00
                                                                    (11.11%)                     -

HSBC Bank USA                                                  15,000,000.00         10,526,316.00
                                                                     (6.67%)               (8.42%)

Bank of Ireland                                                            -         15,789,474.00
                                                                                          (12.63%)

TOTAL                                                           $225,000,000           125,000,000
                                                                ============           ===========